UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On October 28, 2024 (the “Closing Date”), Aditxt, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Series F-1 Securities Purchase Agreement”) with Evofem Biosciences, Inc. (“Evofem”), pursuant to which the Company purchased 2,280 shares of Evofem Series F-1 Convertible Preferred Stock (the “Evofem Series F-1 Preferred Stock”) for an aggregate purchase price of $2,280,000. In connection with the Series F-1 Securities Purchase Agreement, the Company and Evofem entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Evofem agreed to file with the SEC a registration statement covering the resale of the shares of its common stock issuable upon conversion of the Evofem Series F-1 Preferred Stock within 300 days of the Closing Date and to have such registration statement declared effective by the SEC the earlier of the (i) 90th calendar day after the Closing Date and (ii) 2nd Business Day after the date Evofem is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

The foregoing descriptions of the Series F-1 Securities Purchase Agreement and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the forms of the Series F-1 Securities Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 28, 2024, the Company hosted a fireside chat and Q&A session led by Amro Albanna, its Chief Executive Officer, and Saundra Pelletier, Chief Executive Officer of Evofem. The fireside chat was moderated by Dr. Drew Pinsky. A copy of the transcript of the fireside chat is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management team of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transactions: (1) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the closing, including the approval by the stockholders of the Company; (3) the ability to realize the anticipated benefits of the proposed transactions; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other documents we filed, or will file, including the proxy statement/prospectus, with the SEC. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer:

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of the fireside chat and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the fireside chat will be available for 30 days on the “Investor Relations” section of the Company’s website at www.aditxt.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Securities Purchase Agreement (Oct 28, 2024)
10.2	Form of Registration Rights Agreement (Oct 28, 2024)
99.1	Transcript of Stakeholder Update– October 28, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2024

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer